UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 21, 2015

Evans Brewing Company Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54995	46-3031328
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Michael J. Rapport

Evans Brewing Company Inc.

2000 Main Street, Irvine, CA 92614

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(949) 442 7565

 (ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

On January 21, 2015, the board of directors (the "Board") of Evans Brewing Company Inc. (the “Company”) dismissed Kenne Ruan, CPA, P.C. (“KR”) as the independent registered public accounting firm for the Company effective immediately.

Other than an explanatory paragraph included in audit report of KR for the Company's fiscal year ended December 31, 2013, relating to the uncertainty of the Company's ability to continue as a going concern, the audit report of KRon the Company's financial statements for the fiscal year ended December 31, 2013, and through January 21, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 and 2014 fiscal year and through the date of this Current Report on Form 8-K, (1) there were no disagreements with KRon any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KR, would have caused KR to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On January 21, 2015, upon approval of the Company’s Board of Directors, the Company engaged Anton & Chia, LLP (“A&C”), as the Company's independent registered public accounting firm to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal year ended December 31, 2013, through January 21, 2015, neither the Company nor anyone acting on its behalf consulted with A&C regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by A&Con the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with KR or a reportable event with respect to KR; (iii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that A&C concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter from KenneRuan CPA, P.C. dated January 21, 2015, to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Brewing Company Inc.

Dated: January 21, 2015
By: /s/ Michael J. Rapport Michael J. Rapport, Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors

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